AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON    APRIL 28, 2000
                                                Registration Nos.
                                                          33-64667
                                                         811-07439
==================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                            ____________________

                                  FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                Post-Effective Amendment No.    5         [X]

                                  and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                      Amendment No.    6                  [X]

                      (Check appropriate box or boxes.)

                    MANNING & NAPIER INSURANCE FUND, INC.
              _________________________________________________
              (Exact name of registrant as specified in charter)

                         1100 Chase Square
                     Rochester, New York 14604
            ___________________________________________________
          (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code   (716) 325-6880

                              B. Reuben Auspitz
                  c/o Manning & Napier Insurance Fund, Inc.
                              1100 Chase Square
                             Rochester, NY 14604

                   (Name and Address of Agent For Service)

                                  Copies to:

                         Judith A. Hasenauer, Esq.
                    Blazzard, Grodd & Hasenauer, P.C.
                                   P.O. Box 5108
                              Westport, CT  06881
                                (203) 226-7866

====================================================================
It is proposed that this filing will become effective:

          / / immediately upon filing pursuant to paragraph (b) /X/ on May 1, 2000 pursuant to paragraph (b)
          / / 60 days after filing pursuant to paragraph (a)
          /  / on [date] pursuant to paragraph (a) of Rule 485
          / / 75 days after filing pursuant to paragraph (a)(2) / / on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

          / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:      Investment Company Shares
====================================================================

Prospectus  May  1,     2000

   EXETER      INSURANCE  FUND,  INC.

Moderate  Growth  Portfolio
Growth  Portfolio
Maximum  Horizon  Portfolio
Small  Cap  Portfolio
Equity  Portfolio
Bond  Portfolio

[LOGO]

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[This  page  intentionally  left  blank]

CONTENTS                                       PAGE

Goals,  Strategies,  and  Risks
Moderate  Growth  Portfolio                     4
Growth  Portfolio                               6
Maximum  Horizon  Portfolio                     8
Small  Cap  Portfolio                          10
Equity  Portfolio                              12
Bond  Portfolio                                14
More  About  the  Portfolios'  Investments     16
Management                                     17
Investment  Information                        18
Financial  Highlights                          19

Shares of the Fund are offered to life insurance companies for allocation to certain of their variable annuity contracts and variable life insurance
policies.     As  of  the date of this prospectus, shares of the Small Cap,
Equity, and Bond Portfolios are no longer available for sale. The Fund was formerly know as the Manning & Napier Insurance Fund, Inc. Goals, Strategies, and Risks

GOALS,  STRATEGIES,  AND  RISKS

Moderate  Growth  Portfolio

INVESTMENT  GOAL

Equal  emphasis  on  long-term  growth  of  capital and preservation of capital.

INVESTMENT  STRATEGIES

The Moderate Growth Portfolio is one of three asset allocation portfolios in the Fund, and it is managed more conservatively than the Growth Portfolio and the Maximum Horizon Portfolio. From time-to-time the Advisor will vary the proportions invested in common stocks, fixed income securities, and cash. This decision will be based on the Advisor's view of the relative attractiveness of each asset class in light of market and economic conditions and the investment goals of the Portfolio. Decisions on the specific securities within the stock and bond portions of the Portfolio are based on valuations and expected returns of the sectors within each category.

The  Portfolio  invests primarily in    common     stocks and intermediate to
long-term fixed income securities of the U.S. government and U.S. companies. The Portfolio may also invest in American Depository Receipts
(ADRs) and other U.S. dollar denominated securities of foreign issuers, including those in emerging markets. The Advisor typically focuses on fixed income securities with maturities of 5 to 10 years but may invest in securities of any maturity. The Advisor seeks to balance conflicting goals of growth of capital and preservation of capital in order to generate a more stable rate of growth for this Portfolio relative to an investment in the general stock market.

PRINCIPAL  RISKS  OF  INVESTING  IN  THE  PORTFOLIO

Because the Portfolio invests in both stocks and bonds, the value of your investment may fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Portfolio or the Portfolio could underperform if any of the following occurs:

_     U.S.  and/or  foreign  stock  or  bond  markets  decline.
_ An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
_ Interest rates go up, which will make bond prices go down and reduce the value of the Portfolio's bond holdings.
_ The issuer of a bond owned by the Portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded.
      This  risk  is  higher  for  lower  quality  bonds.

Because the Portfolio may invest in U.S. dollar denominated securities of foreign issuers, the value of your investment may decline if prices of foreign securities go down because of foreign government actions, political instability or the more limited availability of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets.

The value of your investment may also decline if the Advisor's judgments about the attractiveness, relative value or potential appreciation of a particular sector, security, country or hedging strategy prove to be incorrect.

SUMMARY  OF  PAST  PERFORMANCE

The bar chart and total return table provide some indication of the risks of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for each full calendar year since its inception. The total return table shows how the average annual total returns of the Portfolio for different periods  compare  to those of the Lehman Brothers Intermediate Bond Index
and a blended  index,  30% of which is the Standard & Poor's 500        Stock
Price Index and 70% of which is the Lehman Brothers Intermediate Bond Index. Since the Portfolio's asset allocation may vary over time, the Portfolio's composition may not match the benchmarks' composition at any given time.

The  Lehman  Brothers Intermediate Bond Index is an unmanaged index of corporate
and  government  bonds  with maturities ranging from one to ten years.   The S&P
500         Stock  Price  Index  is  an  unmanaged  index  of  common  stocks.

MODERATE  GROWTH  PORTFOLIO  %  TOTAL  RETURN


[Bar chart showing the percent total return for the Moderate Growth Portfolio shares for 1997, 1998 and 1999, with calendar years ended December 31st. The results are 12.73% for 1997, 6.25% in 1998, and 4.06% in 1999.]



Avg. Annual                                                          Since
Total Returns                                                     Inception
(for periods ended 12/31/99)                     1 Year          on 11/1/96
Moderate Growth Portfolio                         4.06%             7.57%
Lehman Bros. Inter. Bond Index.                   0.39%             5.42%
30%-70% Blended Index                             6.37%            12.10%

Quarterly Returns
Highest:                                          6.46% in the 2nd quarter 1997
Lowest:                                          -2.93% in 3rd quarter 1999


Past performance does not necessarily indicate how the Portfolio will perform in the future. In addition, the fees and expenses related to your variable annuity contract or variable life policy have not been included in the calculation of performance shown. Therefore, the actual performance you would have received through your contract or policy would have been less than the results shown.

GOALS,  STRATEGIES,  AND  RISKS

Growth  Portfolio

INVESTMENT  GOAL

Primary:  Long-term  growth  of  capital.
Secondary:  Preservation  of  capital.

INVESTMENT  STRATEGIES

The Growth Portfolio is one of three asset allocation portfolios in the Fund; it is managed more aggressively than the Moderate Growth Portfolio and more conservatively than the Maximum Horizon Portfolio. From time-to-time the Advisor may vary the proportions invested in common stocks, fixed income securities, and cash. This decision will be based on the Advisor's view of the relative attractiveness of each asset class in light of market and economic conditions and the investment goals of the Portfolio. Decisions on the specific securities within the stock and bond portions of the Portfolio are based on valuations and expected returns of the sectors within each category.

The Portfolio invests primarily in    common     stocks and securities
convertible into stock, but may also invest a substantial portion of its assets in long-term, fixed income securities of the U.S. government and U.S. companies. The Portfolio may also invest in American Depository Receipts
ADRs) and other U.S. dollar denominated securities of foreign issuers, including those in emerging markets. The Advisor typically focuses on fixed income securities with maturities of 7 to 20 years but may invest in securities of any maturity. By focusing on growth of capital and, to a lesser extent on preservation of capital, the Advisor seeks to participate, over the long term, in the growth of the stock market, but with less volatility than is typically associated with an investment in the general stock market.

PRINCIPAL  RISKS  OF  INVESTING  IN  THE  PORTFOLIO

Because the Portfolio invests in both stocks and bonds, the value of your investment may fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Portfolio or the Portfolio could underperform if any of the following occurs:

_     U.S.  and/or  foreign  stock  or  bond  markets  decline.
_ An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
_ Interest rates go up, which will make bond prices go down and reduce the value of the Portfolio's bond holdings.
_ The issuer of a bond owned by the Portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded.
      This  risk  is  higher  for  lower  quality  bonds.

Because the Portfolio may invest in U.S. dollar denominated securities of foreign issuers, the value of your investment may decline if prices of foreign securities go down because of foreign government actions, political instability or the more limited availability of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets.

The value of your investment may also decline if the Advisor's judgments about the attractiveness, relative value or potential appreciation of a particular sector, security, country or hedging strategy prove to be incorrect.

SUMMARY  OF  PAST  PERFORMANCE

The bar chart and total return table provide some indication of the risks of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for each full calendar year since its inception. The total return table shows how the average annual total returns of the Portfolio for different periods compare to those of the Merrill Lynch Corporate and Government Master Bond Index and a blended index, 50% of which is the Standard & Poor's 500
       Stock Price Index and 50% of which is the Lehman Brothers Aggregate Bond Index. Since the Portfolio's asset allocation may vary over time, the Portfolio's composition may not match the benchmarks' composition at any given time.

The Merrill Lynch Corporate and Government Master Bond Index is comprised of investment grade securities with maturities greater than one year. The S&P 500
       Stock Price Index is an unmanaged index of common stocks. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade bonds and mortgage-backed securities with maturities of at least one year.

GROWTH  PORTFOLIO  %  TOTAL  RETURN


[Bar chart showing the percent total return for the Growth Portfolio shares for 1997, 1998 and 1999, with calendar years ended December 31st. The results are 19.23% for 1997, 2.07% in 1998, and 12.74% in 1999.]



Avg. Annual                                                        Since
Total Returns                                                     Inception
(for periods ended 12/31/99)                     1 Year          on 11/1/96
Growth Portfolio                                 12.74%            11.36%
M.L. Corporate and Government
  Master Bond Index                               0.39%             5.42%
50%-50% Blended Index                             9.80%            16.75%

Quarterly Returns
Highest:                                         11.18% in 2nd quarter 1997
Lowest:                                          -9.31% in 3rd quarter 1998


Past performance does not necessarily indicate how the Portfolio will perform in the future. In addition, the fees and expenses related to your variable annuity contract or variable life policy have not been included in the calculation of performance shown. Therefore, the actual performance you would have received through your contract or policy would have been less than the results shown.

GOALS,  STRATEGIES,  AND  RISKS

Maximum  Horizon  Portfolio

INVESTMENT  GOAL

Long-term  growth  of  capital.

INVESTMENT  STRATEGIES

The Maximum Horizon Portfolio is one of three asset allocation portfolios in the Fund, and it is managed more aggressively than the Moderate Growth Portfolio and the Growth Portfolio. From time-to-time the Advisor may vary the proportions invested in common stocks, fixed income securities, and cash. This decision will be based on the Advisor's view of the relative attractiveness of each asset class in light of market and economic conditions and the investment goals of the Portfolio. Decisions on the specific securities within the stock and bond portions of the Portfolio are based on valuations and expected returns of the sectors within each category.

The Portfolio invests primarily in common stocks, but may invest to a limited extent in fixed income securities of the U.S. government and U.S. companies. The Portfolio may also invest in American Depository Receipts (ADRs) and other U.S. dollar denominated securities of foreign issuers, including those in emerging markets. The Advisor seeks to generate the high level of long-term capital growth typically associated with an investment in the general stock market for this Portfolio.

PRINCIPAL  RISKS  OF  INVESTING  IN  THE  PORTFOLIO

As with any growth fund, the value of your investment will typically fluctuate in response to stock market movements. This means that you could lose money on your investment in the Portfolio or the Portfolio could underperform if any of the following occurs:

_     U.S.  and/or  foreign  stock  or  bond  markets  decline.
_     An  adverse  event,  such as an unfavorable earnings report, depresses the
      value  of  a     particular  company's  stock.

Because the Portfolio may also invest in bonds and U.S. dollar denominated securities of foreign issuers, the Portfolio carries additional risks. If interest rates go up, bond prices will generally go down and reduce the value of the Portfolio's bond holdings. Prices of foreign securities may go down because of foreign government actions, political instability or the more limited availability of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets.

The value of your investment may also decline if the Advisor's judgments about the attractiveness, relative value and potential appreciation of a particular security or strategy prove to be incorrect.

SUMMARY  OF  PAST  PERFORMANCE

The bar chart and total return table provide some indication of the risks of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for each full calendar year since its inception. The total return table shows how the average annual total returns of the Portfolio for different
calendar  periods  compare  to  those  of the Standard & Poor's 500        Stock
Price Index. Since the Portfolio's asset allocation may vary over time, The Portfolio's composition may not match the benchmark's composition at any
Given time.  The  S&P  500        Stock  Price Index is an unmanaged index of
common stocks.

MAXIMUM  HORIZON  PORTFOLIO  %  TOTAL  RETURN


[Bar chart showing the percent total return for the Maximum Horizon Portfolio shares for 1997, 1998 and 1999, with calendar years ended December 31st. The results are 23.69% for 1997, 3.91% in 1998, and 34.28% in 1999.]



Avg. Annual                                                        Since
Total Returns                                                     Inception
(for periods ended 12/31/99)                     1 Year          on 11/1/96
Maximum Horizon Portfolio                        34.28%           20.43%
S&P 500 Index                                    21.04%           28.15%

Quarterly Returns
Highest:                                         20.05% in 4th quarter 1998
Lowest:                                         -19.73% in 3rd quarter 1998


Past performance does not necessarily indicate how the Portfolio will perform in the future. In addition, the fees and expenses related to your variable annuity contract or variable life policy have not been included in the calculation of performance shown. Therefore, the actual performance you would have received through your contract or policy would have been less than the results shown.

GOALS,  STRATEGIES,  AND  RISKS

Small  Cap  Portfolio

INVESTMENT  GOAL

Provide long-term growth of capital by investing principally in the common stocks of small companies.

INVESTMENT  STRATEGIES

The Portfolio invests primarily in common stocks of small companies. The Portfolio defines a small company generally as one with a market capitalization
of less than    $1.6     billion.  The Portfolio may also invest in American
Depository Receipts (ADRs) and common stocks of foreign companies. In addition, the Portfolio may hold sizable investments in cash and short-term fixed income securities when the Advisor is unable to find appropriate small company investments.

The Advisor uses a "bottom-up" strategy, focusing on individual security selection. The Advisor analyzes factors such as the management, financial condition, and market position of individual companies to select small companies that it believes will make attractive long-term investments. The Advisor looks for one or more of the following characteristics:

_ Strong strategic profiles (e.g., strong market position, benefits from technology, capital appreciation in a mature market and high barriers to entry).
_     Improving  market  share  in  consolidating  industries.
_     Low  price  relative  to  fundamental  or  break-up  value.

PRINCIPAL  RISKS  OF  INVESTING  IN  THE  PORTFOLIO

As with any stock fund, the value of your investment may fluctuate in response to stock market movements. You could lose money on your investment in the Portfolio or the Portfolio could underperform if any of the following occurs:

_     The  U.S.  and/or  foreign  stock  markets  go  down.
_ Small company stocks go down in value or underperform larger company stocks.
_ An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
_ The Advisor's judgments about the attractiveness, relative value or potential appreciation of a security or strategy prove to be incorrect.

In addition to the general risks of stock funds, the Portfolio has special risks due to its concentration in small company stocks. These risks include the following:

_ The stocks of small companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
_ The stocks of small companies may be less marketable than the stocks of larger companies.
_ Small companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, small companies fail more often than larger companies.

At times the Portfolio may hold a sizable cash position, which may reduce the Portfolio's performance during periods when small company stocks are increasing in value.

SUMMARY  OF  PAST  PERFORMANCE

The bar chart and total return table provide some indication of the risks of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for each full calendar year since its inception. The total return table shows how the average annual total returns of the Portfolio for different
       periods  compare  to  those  of  the Standard & Poor's 500        Stock
Price Index, an unmanaged index of common stocks, and the Russell 2000 Index, an unmanaged index of small company stocks.

SMALL  CAP  PORTFOLIO  %  TOTAL  RETURN


[Bar chart showing the percent total return for the Small Cap Portfolio shares for 1997, 1998 and 1999, with calendar years ended December 31st. The results are 13.23% for 1997, -11.18% in 1998, and 8.60% in 1999.]



Avg. Annual                                                        Since
Total Returns                                                     Inception
(for periods ended 12/31/98)                     1 Year          on 11/1/96
Small Cap Portfolio                               8.60%             5.11%
S&P 500 Index                                    21.04%            28.15%
Russell 2000 Index                               21.26%            14.72%

Quarterly Returns
Highest:                                         22.40% in 2nd quarter 1997
Lowest:                                         -26.30% in 3rd quarter 1998


Past performance does not necessarily indicate how the Portfolio will perform in the future. In addition, the fees and expenses related to your variable annuity contract or variable life policy have not been included in the calculation of performance shown. Therefore, the actual performance you would have received through your contract or policy would have been less than the results shown.

GOALS,  STRATEGIES,  AND  RISKS

Equity  Portfolio

INVESTMENT  GOAL

Long-term  growth  of  capital.

INVESTMENT  STRATEGIES

The Portfolio invests primarily in common stocks of U.S. companies. The Portfolio may also invest in American Depository Receipts (ADRs) and other U.S. dollar denominated securities of foreign issuers, including those in emerging markets. The Advisor seeks to generate the high level of long-term capital growth typically associated with an investment in the general stock market for this Portfolio.

The Advisor uses a "bottom-up" strategy, focusing on individual security selection. The Advisor analyzes factors such as the management, financial condition, and market position of individual companies to select companies that it believes will make attractive long-term investments. The Advisor looks for one or more of the following characteristics:

_     Strong  strategic  profiles  (e.g.,  strong market position, benefits from
      technology,     market  share  gains      in  a  mature  market  and  high
      barriers to  entry).
_     Improving  market  share  in  consolidating  industries.
_     Low  price  relative  to  fundamental  or  break-up  value.

PRINCIPAL  RISKS  OF  INVESTING  IN  THE  PORTFOLIO

As with any growth fund, the value of your investment will typically fluctuate in response to stock market movements. This means that you could lose money on your investment in the Portfolio or the Portfolio could underperform if any of the following occurs:

_     U.S.  and/or  foreign  stock  markets  decline.
_ An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

Because the Portfolio may also invest in U.S. dollar denominated securities of foreign issuers, the Portfolio carries additional risks. Prices of foreign securities may go down because of foreign government actions, political instability or the more limited availability of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets.

The value of your investment may also decline if the Advisor's judgments about the attractiveness, relative value and potential appreciation of a particular security or strategy prove to be incorrect.

SUMMARY  OF  PAST  PERFORMANCE

The bar chart and total return table provide some indication of the risks of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for each full calendar year since its inception. The total return table shows how the average annual total returns of the Portfolio for different
       periods compare to those of the Standard & Poor's 500        Stock Price
Index. The S&P 500 Stock Price Index is an unmanaged index of common stocks.

EQUITY  PORTFOLIO  %  TOTAL  RETURN


[Bar chart showing the percent total return for the Equity Portfolio shares for 1997, 1998 and 1999, with calendar years ended December 31st. The results are 21.46% for 1997, 3.69% in 1998, and 43.26% in 1999.]



Avg. Annual                                                           Since
Total Returns                                                       Inception
(for periods ended 12/31/99)                     1 Year             on 11/1/96
Equity Portfolio                                 43.26%                22.57%
S&P 500 Index                                    21.04%                28.15%

Quarterly Returns
Highest:                                         27.51% in 4th quarter 1998
Lowest:                                          21.57% in 3rd quarter 1998




Past performance does not necessarily indicate how the Portfolio will perform in the future. In addition, the fees and expenses related to your variable annuity contract or variable life policy have not been included in the calculation of performance shown. Therefore, the actual performance you would have received through your contract or policy would have been less than the results shown.

GOALS,  STRATEGIES,  AND  RISKS

Bond  Portfolio

INVESTMENT  GOAL

Maximize total return (e.g., a combination of income and capital appreciation) consistent with preservation of capital.

INVESTMENT  STRATEGIES

The Portfolio invests primarily in fixed income securities of governmental and corporate issuers located in the United States and foreign countries. These include mortgage-backed securities.

MATURITY

The Portfolio is not subject to any maturity restrictions but may vary its average dollar-weighted maturity depending on the Advisor's outlook for interest rates.

CREDIT  QUALITY

The Portfolio invests primarily in investment grade securities but may invest up to 20% of assets in lower quality bonds, commonly known as "junk bonds."

BOND  SELECTION  PROCESS

The Advisor emphasizes those bond market sectors and selects for the Portfolio those securities that it believes offer yields sufficient to compensate the investor for the risks specific to the sector or security. In analyzing the relative attractiveness of sectors and individual securities, the Advisor considers:

_     Interest  rate  sensitivity  of  particular  sectors  and  securities.
_ Narrowing or widening of interest rate spreads between sectors, securities of different credit quality or securities of different maturities.
_ For mortgage-backed and asset-backed securities, anticipated changes in average prepayment rates.

PRINCIPAL  RISKS  OF  INVESTING  IN  THE  PORTFOLIO

As with most bond funds, the value of your investment will typically fluctuate with changes in interest rates. This means that you could lose money on your investment in the Portfolio or the Portfolio could underperform if any of the following occurs:

_ Interest rates go up, which will make bond prices go down and reduce the value of the Portfolio's holdings.
_ The issuer of a bond owned by the Portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded.
      This  risk  is  higher  for  lower  quality  bonds.
_ As interest rates decline, the issuers of securities held by the Portfolio may prepay principal earlier than scheduled, forcing the Portfolio to reinvest in lower yielding securities (prepayment or call risk).
_ As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of those securities (extension risk).
_ The Advisor's judgments about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy prove to be incorrect.

Because the Portfolio has no stated maturity target, the Portfolio may experience greater price volatility in reaction to changing interest rates than a fund investing in shorter-term bonds.

SUMMARY  OF  PAST  PERFORMANCE

The bar chart and total return table provide some indication of the risks of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio for each full calendar year since its inception. The total return table shows how the average annual total returns of the Portfolio for different calendar periods compare to that of the Merrill Lynch Corporate and Government Master Bond Index.

The Merrill Lynch Corporate and Government Master Bond Index is comprised of investment grade securities with maturities greater than one year.

BOND  PORTFOLIO  %  TOTAL  RETURN


[Bar chart showing the percent total return for the Bond Portfolio shares for 1997, 1998 and 1999, with calendar years ended December 31st. The results are 9.81% for 1997, 9.65% in 1998, and -3.34% in 1999.]



Avg. Annual                                                         Since
Total Returns                                                      Inception
(for periods ended 12/31/99)                     1 Year           on 11/1/96
Bond Portfolio                                  -3.34%              4.71%
M.L. Corporate and Government
  Master Bond Index                             -2.05%              5.55%

Quarterly Returns
Highest:                                         5.56% in 3rd quarter 1998
Lowest:                                         -1.94% in 1st quarter 1999


Past performance does not necessarily indicate how the Portfolio will perform in the future. In addition, the fees and expenses related to your variable annuity contract or variable life policy have not been included in the calculation of performance shown. Therefore, the actual performance you would have received through your contract or policy would have been less than the results shown.

MORE  ABOUT  THE  PORTFOLIOS'  INVESTMENTS

PRINCIPAL  INVESTMENTS

Equity  Securities
     Each of the Portfolios, with the exception of the Bond Portfolio, may invest in equity securities. These equity securities will usually be exchange-traded and over-the-counter (OTC) common stocks, but may include preferred stocks, warrants, rights, convertible debt securities, and equity participations.


Foreign  Securities
     The Bond Portfolio may invest in foreign bonds. Each of the other Portfolios may invest in ADRs and other U.S. dollar denominated securities of foreign issuers. ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. Prices of foreign securities may go down because of foreign government actions, political instability or the more limited availability of accurate information about foreign companies.



Fixed  Income  Securities
     The Bond Portfolio invests primarily in a variety of fixed income investments. The Moderate Growth, Growth, and Maximum Horizon Portfolios may also invest in fixed income securities of any maturity or duration. These securities may be issued by the U.S. government or any of its agencies, foreign governments, supranational entities such as the World Bank, and U.S. and foreign companies. Investments in fixed income securities may have all types of interest rate payment and reset terms and may include mortgage-backed, asset-backed and derivative securities. Each Portfolio invests primarily in investment grade securities, but may invest up to 20% of assets in lower quality bonds, commonly known as "junk bonds." These bonds are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.


PORTFOLIO  TURNOVER

     Portfolio turnover occurs when securities are sold in a portfolio and new securities are purchased. High portfolio turnover, such as has occurred in the Moderate Growth, Growth, Maximum Horizon, and Small Cap Portfolios, may lead to higher expenses for a portfolio due to increased brokerage fees and other related expenses. Portfolio turnover of over 100% is considered high.

DEFENSIVE  INVESTING

     The Portfolios may depart from their principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. If a Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.

THE  PORTFOLIOS'  INVESTMENT  GOALS

     The Portfolios' board of directors may change their investment goals (described above under "Goals, Strategies, and Risks") without obtaining the approval of the shareholders. The Portfolios might not succeed in achieving their goals.

MANAGEMENT

THE  ADVISOR

The  Fund's  Advisor  is    Exeter Asset Management,     a division of Manning &
Napier Advisors,  Inc., 1100 Chase Square, Rochester, New York 14604.  Manning &
Napier Advisors, Inc. was founded in 1970, and it manages    approximately    $7
billion for individual and institutional investors. The Advisor is responsible for the day-to-day operations of the Fund and generally is responsible for supervision of the Fund's overall business affairs, service providers and officers. A team made up of investment professionals and analysts makes all of the Portfolios' investment decisions.

In return for the services it provides to each Portfolio, the Advisor receives a management fee, which is computed daily and payable monthly by the Portfolios as described below. The Advisor has agreed to limit the Portfolios' management fees and other expenses. These limitations are temporary and may be changed at any time.

Annual  Management  Fees  (as  a  percentage  of  daily  net  assets)




                                          Actual
                                        management
                                       fee paid for         Contractual               Current
                                           year             management                expense
Portfolio                             ended 12/31/99           fee                  limitation
Moderate Growth Portfolio                  0%                 1.00%                    1.20%
Growth Portfolio                           0%                 1.00%                    1.20%
Maximum Horizon Portfolio                  0%                 1.00%                    1.20%
Small Cap Portfolio . . .                  0%                 1.00%                    1.20%
Equity Portfolio                           0%                 1.00%                    1.20%
Bond Portfolio                             0%                 0.50%                    0.85%


The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third parties who provide shareholder support servicing and distribution assistance.

Shares of the Fund are offered to life insurance companies ("life companies") for allocation to variable annuity contracts and variable life insurance contracts ("variable contracts"). Shares of the Fund are not offered or sold directly to the public. Investors may only invest in the Portfolios through variable contracts purchased from a life company. The insurance company will be a legal shareholder in the Portfolio. Variable contract owners are not shareholders in the Fund, but have a beneficial interest in it. Although variable contract owners do not have the same rights as direct shareholders, they are given many similar rights, such as voting rights under the rules of the Securities and Exchange Commission that apply to registered investment companies. Within limitations described in their variable contract, owners may allocate the amounts under the contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus for the variable contract for a description of (a) the variable contract, (b) the Portfolios of the Fund that are available under that contract, and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends or distributions on such shares) and the benefits provided under the contract.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity contracts to invest simultaneously in the Fund. However, the Fund does not currently foresee any such disadvantages. The Fund's board of directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the life insurance companies will take whatever remedial action may be necessary.

The distributor of the Fund's shares is Manning & Napier Investor Services, Inc. The distributor receives no fee from the Fund and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution.

INVESTMENT  INFORMATION

PURCHASES  AND  REDEMPTIONS

The separate accounts of life insurance companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to the variable contracts issued by life insurance companies. Orders received in good order by the Fund before the close of trading on the New York Stock Exchange (NYSE) will be executed at that day's share price. Orders received in good order after that day's close will be executed at the next business day's price. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares.

Payment for redemptions will be made within three days after receipt of a redemption request in good order. The Fund may postpone payment of redemption proceeds for up to seven days, or suspend redemptions to the extent permitted by law. The Fund may make payment for shares in part by giving the life insurance company, as shareholder, portfolio securities. A shareholder that received a redemption in kind might incur brokerage costs in converting the assets into cash.

VALUATION  OF  SHARES

The Portfolios offer their shares at the net asset value (NAV) per share of the Portfolios. The Portfolios calculate their NAVs once daily as of the close of regular trading on NYSE (generally at 4:00 p.m., New York time) on each day the exchange is open. If the exchange closes early, the Portfolios will accelerate the calculation of NAV and transaction deadlines to that time.

The Portfolios value the securities in their portfolios on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, the Portfolios value their assets by a method that the directors believe accurately reflects fair value. If a Portfolio uses fair value to price securities, it may value those securities higher or lower than another Portfolio that uses market quotations to price the same securities.

DIVIDENDS  AND  DISTRIBUTIONS

Each Portfolio generally pays dividends and makes capital gains distributions once a year, in December. Each Portfolio also may pay additional distributions and dividends at other times if necessary for the Portfolio to avoid a federal tax. Capital gain distributions and dividends paid by each Portfolio are reinvested in additional shares of that Portfolio unless an election has been made on behalf of a life insurance company separate account to receive distributions in cash.

FINANCIAL  HIGHLIGHTS

The financial highlights tables are intended to help you understand the Portfolios' financial performance for the period of the Portfolios' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Your total return would be less due to the fees and charges under your variable annuity contract or variable life insurance policy. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the annual report, which is available upon request.


                                                     Moderate Growth Portfolio
                                         For the      For the       For the       For the
                                          Year         Year          Year          Period
Per share data                            Ended        Ended         Ended        11/1/961 to
(for a share outstanding                12/31/1999    12/31/1998    12/31/1997    12/31/1996
throughout each period):
NET ASSET VALUE -
BEGINNING  OF PERIOD                     $10.95        $11.33        $10.11        $10.00
Income from investment operations:
Net investment income*                    0.24          0.35          0.36          0.07
Net realized and unrealized
gain (loss)
         on investments                   0.21          0.29          0.93          0.04
Total from investment operations.         0.45          0.64          1.29          0.11
Less distributions to shareholders:
From net investment income.              (0.34)        (0.36)        (0.07)          -
From net realized gain on investments    (0.68)        (0.66)          -             -
Total distributions to shareholders      (1.02)        (1.02)        (0.07)          -
NET ASSET VALUE - END OF PERIOD          $10.38        $10.95        $11.33        $10.11
Total return2                             4.06%         6.25%        12.73%         1.10%
Ratios to average net assets/
          Supplemental Data:
          Expenses*                       1.20%         1.20%         1.20%          1.20%3
          Net investment income*          3.62%         3.25%         3.35%          4.08%3
Portfolio turnover                        109%           69%           53%             0%
NET ASSETS - END OF PERIOD.              $285,508      $153,324      $144,386       $128,104

*The  investment  advisor did not impose its management fee and paid a portion of the Portfolio's expenses.  If these expenses  had  been  incurred by the Portfolio, and had 1996 expenses been limited by state securities law, the net investment income per share  and  the  ratios  would  have been  as  follows:
      Net investment income (loss)       ($0.28)       ($0.52)       ($1.02)          $0.04
Ratios  (to  average  net  assets):
         Expenses*                        9.20%         9.34%        14.16%           2.50%3
         Net  investment  income*        (4.38)%       (4.89)%       (9.61)%          2.78%3

                                                         Growth Portfolio
                                              For the      For the       For the       For the
                                               Year         Year          Year          Period
Per share data                                 Ended        Ended         Ended        11/1/961 to
(for a share outstanding                     12/31/1999    12/31/1998    12/31/1997    12/31/1996
throughout each period):
NET ASSET VALUE -
BEGINNING  OF PERIOD                            $11.90       $12.17        $10.25        $10.00
Income from investment operations:
Net investment income*                           0.39         0.20          0.17           0.05
Net realized and unrealized gain (loss)
                  on investments. . . .         1.10         0.014           1.8           0.20
Total from investment operations. . . .         1.49          0.20          1.97           0.25
Less distributions to shareholders:
From net investment income. . . . . . .        (0.37)        (0.09)        (0.05)             -
From net realized gain on investments .        (0.45)        (0.39)            -              -
Total distributions to shareholders . .        (0.82)        (0.48)        (0.05)             -
NET ASSET VALUE - END OF PERIOD . . . .  $     12.57   $     11.90   $     12.17   $      10.25
Total return2 . . . . . . . . . . . . .        12.74%         2.07%        19.23%          2.50%
Ratios to average net assets/
          Supplemental Data:
          Expenses* . . . . . . . . . .         1.20%         1.20%         1.20%        1.20%3
          Net investment income*. . . .         2.45%         2.47%         2.42%        3.11%3
Portfolio turnover. . . . . . . . . . .           82%          138%           90%          3%
NET ASSETS - END OF PERIOD. . . . . . .        $525,048      $614,757      $318,228     $129,874
*The  investment  advisor did not impose its management fee and paid a portion of the Portfolio's expenses
If these expenses  had  been   incurred by the Portfolio, and had 1996 expenses been limited by state
securities law, the net investment income per  share  and  the  ratios   would  have  been  as  follows:
         Net investment income (loss)           $(0.07)       $0.03        ($0.51)        $0.03
Ratios  (to  average  net  assets):
         Expenses*                               4.11%        3.30%        10.98%        2.50%3
         Net  investment  income*     -         (0.46)%       0.37%        (7.36)%       1.81%3

1Commencement  of  operations.
2Represents  aggregate  total  return  for  the  period  indicated.
3Annualized.
4The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchase of portfolio shares in relation to fluctuating market values of the investments of the portfolio.

FINANCIAL  HIGHLIGHTS

                                                      MAXIMUM HORIZON PORTFOLIO
                                         For the         For the        For the         For the
                                          Year            Year           Year          Period
PER SHARE DATA                            Ended           Ended          Ended         11/1/961 to
(FOR A SHARE OUTSTANDING                12/31/1999      12/31/1998     12/31/1997     12/31/1996
THROUGHOUT EACH PERIOD):
NET ASSET VALUE -
BEGINNING  OF PERIOD.                    $10.66          $12.89             $10.44        $10.00
Income from investment operations:
Net investment income (loss)*             0.18            0.13               0.09           0.02
Net realized and unrealized
 gain (loss)
          on investments                  3.34           (0.08)4             2.38           0.42
Total from investment operations          3.52             0.05              2.47           0.44
Less distributions to shareholders:
From net investment income               (0.22)           (0.16)            (0.02)            -
From net realized gain on investments    (1.54)           (2.12)               -              -
Total distributions to shareholders      (1.76)           (2.28)            (0.02)            -
NET ASSET VALUE - END OF PERIOD          $12.42           $10.66           $12.89          $10.44
Total return2                            34.28%            3.91%            23.69%          4.40%
Ratios of expenses (to average net
assets)
         /Supplemental Data:
         Expenses*                       1.20%             1.20%             1.20%         1.20%3
         Net investment income (loss)*   1.58%             1.08%             0.78%         1.43%3
Portfolio turnover                         89%              100%              120%           4%
NET ASSETS - END OF PERIOD             $228,243           $170,019         $163,538       $132,216

*The investment advisor did not impose its management fee and paid a portion of the Portfolio's expenses.
If these expenses had  been  incurred  by  the Portfolio, and had 1996 expenses been limited by state securities law, the net investment income per share  and  the  ratios  would  have  been  as  follows:
Net investment income (loss)            ($0.67)           ($0.72)          ($1.29)          $0.00
Ratios  (to  average  net  assets):
         Expenses*                       8.56%             8.43%            12.76%          2.50%3
         Net investment income (loss)*  (5.78)%           (6.15)%          (10.78)%         0.13%3

                                                     SMALL CAP PORTFOLIO
                                        For the           For the          For the          For the
                                         Year              Year              Year           Period
PER SHARE DATA                           Ended             Ended             Ended         11/1/961 to
(FOR A SHARE OUTSTANDING               12/31/1999        12/31/1998        12/31/1997      12/31/1996
THROUGHOUT EACH PERIOD):
NET ASSET VALUE -
BEGINNING  OF PERIOD                     $8.37             $12.13            $10.72          $10.00
Income from investment operations:
Net investment income (loss)*             0.09              0.03             -0.03            0.01
Net realized and unrealized gain (loss)
         on investment                    0.63             (1.67)             1.45            0.71
Total from investment operations          0.72             (1.64)             1.42            0.72
Less distributions to shareholders:
From net investment income               (0.03)              -               (0.01)             -
From net realized gain on investments    (0.10)            (2.12)               -               -
Total distributions to shareholders      (0.13)            (2.12)            (0.01)             -
NET ASSET VALUE - END OF PERIOD          $8.96             $8.37             $12.13          $10.72
Total return2                             8.60%           -11.18%             13.23%          7.20%
Ratios of expenses (to average net
assets)
         /Supplemental Data:
         Expenses*                        1.20%            1.20%              1.20%          1.20%3
         Net investment income (loss)*    1.06%            0.33%             (0.23)%         0.55%3
Portfolio turnover                          75%             155%                72%             9%
NET ASSETS - END OF PERIOD              $151,195          $139,197           $156,798       $138,374
*The investment advisor did not impose its management fee and paid a portion of the Portfolio's expenses.
If these expenses had  been  incurred  by  the Portfolio, and had 1996 expenses been limited by state securities law, the net investment income per share  and  the  ratios  would  have  been  as  follows:
Net investment income (loss)             ($0.83)          ($0.71)            ($1.36)        ($0.01)
Ratios  (to  average  net  assets):
         Expenses*                        12.12%           9.04%              12.53%         2.50%3
         Net investment income (loss)*    (9.86)%          (7.51)%           (11.56)%       (0.75%)3

1Commencement  of  operations.
2Represents  aggregate  total  return  for  the  period  indicated.
3Annualized.
4The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchase of portfolio shares in relation to fluctuating market values of the investments of the portfolio.

FINANCIAL  HIGHLIGHTS

                                           EQUITY PORTFOLIO
                                         For the         For the         For the        For the
                                          Year            Year            Year          Period
PER SHARE DATA                            Ended           Ended           Ended         11/1/961 to
(FOR A SHARE OUTSTANDING                12/31/1999       12/31/1998      12/31/1997     12/31/1996
THROUGHOUT EACH PERIOD):
NET ASSET VALUE -
BEGINNING  OF PERIOD                    $12.19           $12.78           $10.56         $10.00
Income from investment operations:
Net investment income*                   0.10             0.12              0.05           0.05
Net realized and unrealized gain (loss)
         on investments                  4.88             0.13              2.22           0.51
Total from investment operations         4.98             0.25              2.27           0.56
Less distributions to shareholders:
From net investment income              (0.27)           (0.05)            (0.05)            -
From net realized gain on investments   (3.06)           (0.79)              -               -
Total distribution to shareholders      (3.33)           (0.84)            (0.05)            -
NET ASSET VALUE - END OF PERIOD        $13.84           $12.19            $12.78          $10.56
Total return                           43.26%            3.69%             21.46%          5.60%
Ratios of expenses (to average net
         assets) / Supplemental Data:
         Expenses*                     1.20%             1.20%             1.20%          1.20%3
         Net investment income*        0.57%             0.98%             0.41%          2.84%3
Portfolio turnover                      96%               68%               50%            29%
NET ASSETS - END OF PERIOD           $245,855           $171,694          $165,489       $136,267

*The  investment  advisor  did  not  impose  its management fee and paid a portion of the Portfolio's expenses.
If these expenses  had  been  incurred  by  the  Portfolio,  and  had 1996 expenses been limited by state securities law, the net investment income per share  and  the  ratios would  have  been  as  follows:
Net investment income (loss)          ($1.11)            ($0.74)          ($1.27)           $0.03
Ratios  (to  average  net  assets):
         Expenses*                     8.21%              8.46%           12.44%            2.50%3
         Net investment income*       (6.44)%            (6.28)%         (10.83)%            1.54%3

                                                     BOND PORTFOLIO
                                      For the            For the         For the         For the
                                       Year               Year            Year            Period
PER SHARE DATA                        Ended               Ended           Ended          11/1/961 to
(FOR A SHARE OUTSTANDING              12/31/99           12/31/1998      12/31/1997      12/31/1996
THROUGHOUT EACH PERIOD):
NET ASSET VALUE -
BEGINNING  OF PERIOD                   $11.35             $10.85           $9.94          $10.00
Income from investment operations:
Net investment income*                  0.54               0.55             0.54           0.06
Net realized and unrealized gain (loss)
         on investments                (0.92)              0.49             0.43          (0.12)
Total from investment operations       (0.38)              1.04             0.97          (0.06)
Less distributions to shareholders:
From net investment income             (0.55)             (0.54)           (0.06)            -
From net realized gain on investments  (0.00)               -                -               -
Total distribution to shareholders     (0.55)             (0.54)           (0.06)            -
NET ASSET VALUE - END OF PERIOD        $10.42             $11.35           $10.85          $9.94
Total return2                          (3.34)%             9.65%            9.81%         (0.60)%
Ratios of expenses (to average net
         assets) / Supplemental Data:
         Expenses*.                     0.85%              0.85%            0.85%         0.85%3
         Net investment income*         5.13%              5.09%            5.29%         3.92%3
Portfolio turnover                       10%                11%               0%             0%
NET ASSETS - END OF PERIOD            $146,612            $151,583         $138,242      $125,875
*The  investment  advisor  did  not  impose  its management fee and paid a portion of the Portfolio's expenses.  If these expenses  had  been  incurred  by  the  Portfolio,  and  had 1996 expenses been limited by state securities law, the net investment income per share  and  the  ratios would  have  been as  follows:
Net investment income (loss)            ($0.42)           ($0.33)           ($0.83)        $0.04
Ratios  (to  average  net  assets):
         Expenses*                       9.99%             9.01%             14.27%        2.50%3
         Net investment income*         (4.01)%           (3.07)%            (8.13)%       2.27%3


1Commencement  of  operations.
2Represents  aggregate  total  return  for  the  period  indicated.
3Annualized.

[This  page  intentionally  left  blank]

[This  page  intentionally  left  blank]

EXETER  INSURANCE  FUND,  INC.

Moderate  Growth  Portfolio
Growth  Portfolio
Maximum  Horizon  Portfolio
Small  Cap  Portfolio
Equity  Portfolio
Bond  Portfolio

SHAREHOLDER  REPORTS  AND  THE  STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI)

Shareholder Reports and the Statement of Additional Information (SAI). Annual and semiannual reports to shareholders provide additional information about the Portfolios' investments. These reports discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The SAI provides more detailed information about the Portfolios. It is incorporated by reference into this prospectus.

HOW  TO  OBTAIN  THESE  REPORTS  AND  ADDITIONAL  INFORMATION

_ You may obtain shareholder reports and the SAI or other information about the Fund without charge, by calling 1-800-466-3863 or sending written requests to Exeter Insurance Fund, P.O. Box 40610, Rochester, New York 14604. Any other inquiries or requests may also be directed to this address or telephone number.

_ You may review and copy shareholder reports, the prospectus and SAI at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by e-mail to publicinfo@sec.com. You can get the same reports and information free from the EDGAR Database on the SEC's Internet web site (http://www.sec.gov).


If someone makes a statement about the Portfolios that is not in this prospectus, you should not rely upon that information. Neither the Fund nor its distributor is offering to sell shares to any person to whom it may not lawfully sell shares.

Investment  Company  Act  file  no.  811-07439

       EXETER      INSURANCE  FUND,  INC.

     Statement  of  Additional  Information  dated    May  1,  2000



This  Statement  of Additional Information is not a Prospectus, and it should be
read  in  conjunction  with  the  Fund's Prospectus dated    May 1, 2000,
copies of which may be obtained from Exeter Insurance Fund, Inc., 1100 Chase Square, Rochester, NY 14604.


     TABLE  OF  CONTENTS                                                Page

DEFINITIONS                                                              B-2
INVESTMENT  OBJECTIVES,  POLICIES  AND  RESTRICTIONS  OF  THE  FUND      B-2
INVESTMENT  POLICIES  AND  RISKS                                         B-2
OTHER  INVESTMENT  POLICIES                                             B-18
INVESTMENT  RESTRICTIONS                                                B-19
MANAGEMENT                                                              B-23
NET  ASSET  VALUE                                                       B-28
REDEMPTION  OF  SHARES                                                  B-28
TAXES                                                                   B-29
SPECIAL  CONSIDERATIONS                                                 B-30
DIVIDENDS  AND  DISTRIBUTIONS                                           B-31
PERFORMANCE  INFORMATION                                                B-31
SHAREHOLDER  COMMUNICATIONS                                             B-32
FINANCIAL  STATEMENTS                                                   B-32
APPENDIX  -  DESCRIPTION  OF  BOND  RATINGS                             B-33

DEFINITIONS

The  "Fund"  -     Exeter      Insurance  Fund,  Inc.

"Advisor"  -     Exeter  Asset  Management,     the Fund's  investment  advisor.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDOBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUND

The  Fund  currently  offers  shares  of beneficial interest of three of its six
Portfolios,    the Moderate Growth Portfolio, Growth Portfolio, and Maximum
Horizon Portfolio. Each of the six Portfolios (the "Portfolios") has Separate investment objectives and policies. The investment objectives and policies of each of the Portfolios of the Fund are described in the Prospectus. This Statement contains additional information concerning certain Investment practices and investment restrictions of the Fund.

Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this Statement of Additional Information are not fundamental, and the Directors may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio. Except as otherwise noted below, the following descriptions of certain investment policies and techniques are applicable to all of the Portfolios.

Convertible bonds purchased by the Portfolios may have a call feature. Warrants purchased by each Portfolio may or may not be listed on a national securities exchange. None of the portfolios currently intends to engage in "short sales against the box". All of the Portfolios' policies regarding options discussed below are fundamental.

Investment  Policies  and  Risks

EQUITY  INVESTMENTS

Common Stocks. Each portfolio, with the exception of the Bond Portfolio, may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. Each portfolio may invest in preferred stocks. Preferred stocks may pay a dividend at a fixed rate, and may entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate.

Convertible Securities. Each portfolio may invest in securities that are convertible at either a stated price or stated rate into underlying shares of common stock, thus enabling the investor to benefit from increases in the market price of the common stock. Convertible securities provide higher yields than the underlying equity, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. The principal factor in selecting convertible bonds is the potential to benefit from movement in the stock price. There is no minimum rating standard for the debt aspects of such securities. Convertible bonds purchased by a portfolio may be subject to the risk of being called by the issuer.

Warrants Each portfolio may purchase warrants. Warrants acquired by a portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the securities which they entitle the holder to purchase, and (2) do not represent any rights in the assets of the issuer.

REITs. Each portfolio may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").

Trust Certificates, Partnership Interests and Equity Participations. Each portfolio may invest in equity securities that are interests in non-corporate entities. These securities, which include trust certificates, partnership interests and equity participations, have different liability and tax characteristics than equity securities issued by a corporation, and thus may present additional risks to the portfolio. However, the investment characteristics of these securities are similar to those of traditional corporate equity securities.

FIXED  INCOME  INVESTMENTS

Corporate Debt Obligations. Each portfolio may invest in corporate debt obligations issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, Fannie Mae, Export-Import Bank of the United States, Small Business Administration, Governmental National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, the Tennessee Valley Authority, and the Student Loan Marketing Association.

Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. A Portfolio will invest in securities of such instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is minimal.

Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Each Portfolio may also invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the two top categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuer's general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Asset-Backed Securities. Each portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. Consequently, asset-backed securities are subject to call risk and extension risk (described below).

Below Investment Grade Debt Securities. Each portfolio may invest up to 20% of its assets in corporate debt securities rated below investment grade. High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moody's are "below investment grade" and are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Market prices of these securities may fluctuate more than high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the portfolios' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor's own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. Each portfolio will also seek to minimize risk by diversifying its holdings.

Yankee Bonds. Each portfolio may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Obligations of Supranational Agencies. Currently, the Bond Portfolio and the Equity Portfolio may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following: Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and
Development (World Bank), African Development Bank, European Coal and Steel Community, European Union, and the European Investment Bank. For concentration purposes, supranational entities are considered an industry.

Zero-Coupon Bonds. Some of the securities in which the portfolios invest may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. Each portfolio is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the portfolio may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds that pay interest currently.

Variable and Floating Rate Instruments. Certain of the obligations purchased by a portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval, and it may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Short-Term Investments. For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each portfolio may depart from its investment goals and invest up to 100% of its assets in all types of money market instruments (including securities guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan institutions deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or Prime-1 by Moody's, repurchase agreements involving such securities and shares of other investment companies as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see the Appendix.

Risks of Fixed Income Securities. Investments in fixed income securities may subject the portfolios to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's maturity and duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a portfolio to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a portfolio will suffer from the inability to invest in higher yield securities.


OTHER  INVESTMENTS


Foreign Securities. Each of the portfolios may invest up to 25% of its assets in foreign securities that are not publicly traded in the United States. The portfolios' investments in foreign securities will be of the same types and quality as the domestic securities in which the portfolios may invest. The Advisor may invest in foreign securities when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment goals of the portfolios. None of the portfolios will invest more than 25% of its assets in securities issued by any one foreign government. Each portfolio may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by American Depository Receipts that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. Foreign debt securities may be denominated either in U.S. dollars or foreign currencies.

Each portfolio's restrictions on investment in foreign securities are fundamental policies that cannot be changed without the approval of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the portfolio.

There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a portfolio. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S. These risks generally are greater for investments in securities of companies in emerging markets, which are usually in the initial stages of their industrialization cycle.

Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a portfolio's investments are denominated relative to the U.S. dollar will affect the portfolio's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a portfolio's securities are quoted would reduce the portfolio's net asset value per share.

HEDGING  (DERIVATIVE  TRANSACTIONS)

WRITING  COVERED  CALL  AND  SECURED  PUT  OPTIONS

As a means of protecting their assets against market declines, and in an attempt to earn additional income, each Portfolio may write covered call option contracts on its securities and may purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written.

When a Portfolio writes a call option on securities which it owns, it gives the purchaser of the option the right to buy the securities at an exercise price specified in the option at any time prior to the expiration of the option. If any option is exercised, a Portfolio will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received on the sale of the option. By writing a covered call option, a Portfolio may forego, in exchange for the net premium, the opportunity to profit from an increase in the price of the underlying security above the option's exercise price. A Portfolio will have kept the risk of loss if the price of the security declines, but will have reduced the effect of that risk to the extent of the premium it received when the option was written.

Each Portfolio will write only covered call options which are traded on national securities exchanges. Currently, call options on a stock may be traded on the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Call options are issued by the Options Clearing
Corporation, which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by the Options Clearing Corporation or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

Each Portfolio may write only covered call options. A call option is considered to be covered if the option writer owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities. A call option is also considered to be covered if the writer holds on a unit-for-unit basis a call on the same security as the call written, with the same expiration date and the exercise price of the call purchased is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash or other liquid securities in a separate account, and marked to market daily all in accordance with the rules of the clearing corporations and of the exchanges and securities laws.

None of the Portfolios will sell (uncover) the securities against which options have been written until after the option period has expired, the option has been exercised or a closing purchase has been executed.

Options written by a Portfolio will have exercise prices which may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the market price of the underlying security at the time the options are written. However, a Portfolio generally will not write so-called "deep-in-the-money" options.

The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, dividend yield and interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

If a call option on a security expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less all commissions paid. Such a gain, however, may be offset by a decline in the value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security (exercise price minus commission) plus the amount of the premium on the option, less all commissions paid.

Call  options  may  also  be  purchased  by  a  Portfolio, but only to terminate
(entirely or in part) a Portfolio's obligation as a writer of a call option. This is accomplished by making a closing purchase transaction; that is, the purchase of a call option on the same security with the same exercise price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of the writer of a call option. For example, a Portfolio may enter into a closing purchase transaction to realize a profit on an option it had previously written, to enable it to sell the security which underlies the option, to free itself to sell another option or to prevent its portfolio securities from being purchased pursuant to the exercise of a call. A Portfolio may also permit the call option to be exercised. A closing transaction cannot be effected with respect to an optioned security once a Portfolio has received a notice that the option is to be exercised.

The cost to a Portfolio of such a closing transaction may be greater than the net premium received by a Portfolio upon writing the original call option. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. Any profit realized by a Portfolio from the execution of a closing transaction may be partly or completely offset by a reduction in the market price of the underlying security.

A Portfolio may also write secured put options and enter into closing purchase transactions with respect to such options. A Portfolio may write secured put options on national securities exchanges to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A put option gives the purchaser of the option the right to sell, and the writer has the obligation to buy, the underlying security at the stated exercise price during the option period. The secured put writer retains the risk of loss should the market value of the underlying security decline below the exercise price of the option.
During the option period, the writer of a put option may be required at any time to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects is substantially identical to that of call options. The Fund will establish a separate account consisting of liquid assets equal to the amount of the assets that could be required to consummate put options. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or assets will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

A put option is secured if a Portfolio maintains in a segregated account liquid assets in an amount not less than the exercise price of the option at all times during the option period. A Portfolio may write secured put options when the Advisor wishes to purchase the underlying security for a Portfolio's portfolio at a price lower than the current market price of the security. In such event a Portfolio would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. The potential gain on a secured put option is limited to the income earned on the amount held in liquid assets plus the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction) and income earned on the amount held in liquid assets.

A Portfolio may purchase put options on national securities exchanges in an attempt to hedge against fluctuations in the value of its portfolio securities and to protect against declines in the value of individual securities. Purchasing a put option allows the purchaser to sell the particular security covered by the option at a certain price (the "exercise price") at any time up to a specified future date (the "expiration date").

Purchase of a put option creates a "hedge" against a decline in the value of the underlying security by creating the right to sell the security at a specified price. Purchase of a put option requires payment of a premium to the seller of that option. Payment of this premium necessarily reduces the return available on the individual security should that security continue to appreciate in value. In return for the premium paid, a Portfolio protects itself against substantial losses should the security suffer a sharp decline in value. In contrast to covered call option writing, where one obtains greater current income at the risk of foregoing potential future gains, one purchasing put options is in effect foregoing current income in return for reducing the risk of potential future losses.

A Portfolio will purchase put options as a means of "locking in" profits on securities held in the portfolio. Should a security increase in value from the time it is initially purchased, a Portfolio may seek to lock in a certain profit level by purchasing a put option. Should the security thereafter continue to appreciate in value the put option will expire unexercised and the total return on the security, if it continues to be held by a Portfolio, will be reduced by the amount of premium paid for the put option. At the same time, a Portfolio will continue to own the security. Should the security decline in value below the exercise price of the put option, however, a Portfolio may elect to exercise the option and "put" or sell the security to the party that sold the put option to that Portfolio, at the exercise price. In this case a Portfolio would have a higher return on the security than would have been possible if a put option had not been purchased.

CERTAIN  RISK  AND  OTHER  FACTORS  RESPECTING  OPTIONS

Positions in options on securities may be closed only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although a Portfolio will write options only when the Advisor believes a liquid secondary market will exist on an exchange for options of the same series, there can be no assurance that a liquid secondary market will exist for any particular security option. If no liquid secondary market exists respecting an option position held, a Portfolio may not be able to close an option position, which will prevent that Portfolio from selling any security position underlying an option until the option expires and may have an adverse effect on its ability effectively to hedge its security positions. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to use the amount held in liquid assets as security for the put option for other investment purposes until the exercise or expiration of the option.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading; (ii) restrictions that may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions that may be imposed with respect to particular classes or series of contracts, or underlying securities;
(iv) unusual or unforeseen circumstances that may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate to handle unusual trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or particular class or series of contracts), in which event the secondary market on that exchange would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers' orders.

Each of the exchanges on which options on securities are traded has established limitations on the number of options which may be written by any one investor or group of investors. These limitations apply regardless of whether the options are written in different accounts or through different brokers. It is possible that a Portfolio and certain other accounts managed by the Advisor may constitute such a group. If so, the options positions of the Portfolio may be aggregated with those of other clients of the Advisor.

When the Portfolio writes an over-the-counter ("OTC") option, it will enter into a arrangement with a primary U.S. government securities dealer, which would establish a formula price at which the Portfolio would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the marked price of the underlying security ("in-the-money"). For an OTC option the Fund writes, it will treat as illiquid (for purposes of the 15% of net assets restriction on illiquid securities) an amount of assets used to cover written OTC options, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money". The Fund will also treat as illiquid any OTC option held by it. The Securities and Exchange Commission is evaluating the general issue of whether or not the OTC options should be considered to be liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

Although the Options Clearing Corporation has stated that it believes (based on forecasts provided by the exchanges on which options are traded), that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised the Options Clearing Corporation that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

Each Portfolio will pay brokerage and other transaction costs to write and purchase options on securities, including any closing transactions which the Portfolio may execute. Therefore, frequent writing and/or purchasing of options may increase the transaction costs borne by the portfolio.

STOCK  INDEX  FUTURES  CONTRACTS  AND  OPTIONS  ON STOCK INDEX FUTURES CONTRACTS

Each Portfolio, except for the Bond Portfolio, may enter into Stock Index Futures Contracts to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Portfolio may also use Index Futures as a substitute of a comparable market position in the underlying securities. Although techniques other than the sale and purchase of Stock Index Futures Contracts could be used to adjust the exposure or hedge a Portfolio's portfolio, a Portfolio may be able to do so more effectively and, perhaps, at a lower cost through the use of Stock Index Futures Contracts.

A Stock Index Futures Contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of a stock index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of a stock index is commonly referred to as selling a contract or holding a short position. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Each Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

A Portfolio will not enter into a Stock Index Futures Contract or option thereon if, as a result thereof: the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Portfolio's total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Portfolio's portfolio. Each Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside liquid assets in a segregated account in the amount prescribed.

Unlike when the Portfolios purchase or sell an equity security, no price would be paid or received by the Portfolios upon the purchase or sale of a Stock Index Futures Contract. Upon entering into a Futures Contract, the Portfolio would be required to deposit in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills known as "initial margin". The amount of initial margin required by the rules of the exchanges is subject to change. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a Futures Contract margin does
                                       B-12
not involve the borrowing of Funds by the Portfolio to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called "variation margin", to and from the futures broker, would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market". For example, when the Portfolio has purchased a Stock Index Futures Contract and the price of that underlying stock index has risen, that futures position will have increased in value and the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Portfolio has purchased a Stock Index Futures Contract and the price of the stock index has declined, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker.

The loss from investing in futures transactions is potentially unlimited. To limit such risk, the portfolios will not enter into Stock Index Futures Contracts for speculation and will only enter into Futures Contracts which are traded on established futures markets. The Portfolios may, however, purchase or sell Stock Index Futures Contracts with respect to any stock index. Nevertheless, to hedge a Portfolio's portfolio successfully, the Advisor must sell Stock Index Futures Contracts with respect to indices whose movements will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's portfolio securities.

Closing out an open Stock Index Futures Contract sale or purchase is effected by entering into an offsetting Stock Index Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The Portfolios must also be able to enter into an offsetting transaction with respect to a particular Stock Index Futures Contract at a particular time. If the Portfolios are not able to enter into an offsetting transaction, the Portfolios will continue to be required to maintain the margin deposits on the Stock Index Futures Contract.

The Portfolios may elect to close out some or all of their futures positions at any time prior to their expiration. The purpose of making such a move would be either to reduce equity exposure represented by long futures positions or increase equity exposure represented by short futures positions. The Portfolios may close their positions by taking opposite positions which would operate to terminate the Portfolios' position in the Stock Index Futures Contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid or released to the Portfolio, and the Portfolio would realize a loss or a gain.

Stock Index Futures Contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolios intend to purchase or sell Stock Index Futures Contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular time. In such an event, it might not be possible to close a Stock Index Futures Contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event Stock Index Futures Contracts have been used to hedge portfolio securities, the Portfolio would continue to hold securities subject to the hedge until the Stock Index Futures Contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the Stock Index Futures Contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with price movements in the Futures Contract and thus provide an offset to losses on a Stock Index Futures Contract.

There are several risks in connection with the use by the Portfolios of Stock Index Futures Contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the Futures Contracts and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by entering into Stock Index Futures Contracts on indices whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's portfolio securities sought to be hedged.

Successful use of Stock Index Futures Contracts by the Portfolios for hedging purposes is also subject to the Advisor's ability to correctly predict movements in the direction of the market. It is possible that, when the Portfolios have sold Futures to hedge their portfolios against a decline in the market, the index or indices on which the Futures are written might advance and the value of securities held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the Futures and also would experience a decline in value in its portfolio securities. However, while this might occur to a certain degree, the Advisor believes that over time the value of the Portfolio's portfolio will tend to move in the same direction as the securities underlying the Futures, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that if the Portfolios were to hedge against the possibility of a decline in the market (adversely affecting stocks held in their portfolios) and stock prices instead increased, the Portfolios would lose part or all of the benefit of increased value of those stocks that it had hedged, because it would have offsetting losses in their Futures positions. In addition, in such situations, if the Portfolios had insufficient cash, they might have to sell securities to meet their daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolios might have to sell securities at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the Stock Index Futures Contracts and the portion of the portfolio to be hedged, the price movements in the Futures Contracts might not correlate perfectly with price movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close Stock Index Futures Contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the stock market does. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the stock index and movements in the prices of Stock Index Futures Contracts, even a correct forecast of general market trends by the Advisor might not result in a successful hedging transaction over a very short time period.

Options on Futures give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is call and a short position if the option is a put), rather than to purchase or sell the Stock Index Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Stock Index Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. Alternatively, settlement may be made totally in cash.

The Portfolios may seek to close out an option position on an index by writing or buying an offsetting option covering the same index or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. See "Certain Risk and Other Factors Respecting Options" above for possible reasons for the absence of a liquid secondary market on an exchange.

FUTURES  ON  SECURITIES

A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities, a Portfolio will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on securities, it will legally obligate itself to make delivery of the security against payment of the agreed price.

Open futures positions on securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board of Directors.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Portfolio's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

FOREIGN  CURRENCY  TRANSACTIONS

In order to protect against a possible loss on investments resulting from a decline in a particular foreign currency against the U.S. dollar or another foreign currency, each Portfolio is authorized to enter into forward foreign currency exchange contracts. In addition, each Portfolio is authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts, options on such futures contracts, and options on foreign currencies in order to protect against uncertainty in the future levels of currency exchange rates.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS

Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by the Advisor under only two circumstances.

First, when entering into a contract for the purchase or sale of a security in a foreign currency, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. This hedging technique is known as transaction hedging.

Second, when the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency.
This hedging technique is known as position hedging. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

A separate account of each Portfolio consisting of cash or liquid securities equal to the amount of that Portfolio's assets that would be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by such Portfolios.

CURRENCY  FUTURES  CONTRACTS  AND  OPTIONS  ON  FUTURES  CONTRACTS

Each Portfolio is authorized to purchase and sell currency futures contracts and options thereon. Currency futures contracts involve entering into contracts for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of portfolio securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date. Such instruments will be used only in connection with permitted transaction or position hedging and not for speculative purposes. The sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules will not exceed 5% of the liquidation value of a Portfolio's total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of a Portfolio's portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under future contracts and will set aside cash and/or liquid high grade securities in a segregated account with its custodian in the amount prescribed.

Although the Portfolios intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, due to the risk of an imperfect correlation between securities in the Portfolio's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of the gains on the portfolio securities that were the subject of the hedge.

Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Although futures contracts typically require actual delivery of and payment for financial instruments or currencies, the contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Portfolio realizes a gain; if it is more, a Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Portfolio realizes a gain; if it is less, a Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, a Portfolio will continue to be required to maintain the margin deposits on the contract. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. See "Certain Risk and Other Factors Respecting Options" above for possible reasons for the absence of a liquid secondary market on an exchange.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Call options sold by the Portfolios with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying the futures contract, or the placement of cash or liquid securities in a segregated account to fulfill the obligations undertaken by the futures contract. A put option sold by the Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken.

FOREIGN  CURRENCY  OPTIONS

Each Portfolio is authorized to purchase and write put and call options on foreign currencies. A call option is a short-term contract pursuant to which the purchaser, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying currency at the exercise price. The Portfolio will use currency options only in order to hedge against the risk of fluctuations of foreign exchange rates related to securities held in its portfolio or which it intends to purchase and to earn a high return by receiving a premium for writing options. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Risks Associated with Hedging Strategies. There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to accurately predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the securities held by the portfolio and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations, particularly requirements for qualification as a "regulated investment company" under the Code, may restrict trading in forward currency contracts, options, futures contracts and futures options.

Even a small investment in derivative contracts can have a big impact on stock market, currency and interest rate exposure. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

OTHER  INVESTMENT  POLICIES

Repurchase Agreements. Each portfolio may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the portfolio purchases securities ("collateral") from various financial institutions such as a bank or broker-dealer (a "seller") which the Advisor deems to be creditworthy, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the portfolios' custodian either directly or through a securities depository. Default by the seller would, however, expose the portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

Securities Lending. Each portfolio may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in liquid securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the portfolio.

Short Sales. Each portfolio may, within limits, engage in short sales "against the box". A short sale is the sale of borrowed securities; a short sale against the box means that a portfolio owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of a portfolio may be held as collateral for such sales at any one time. Such short sales can be used as a hedge. The Fund has no current intention to engage in short sales against the box.

Forward Commitments or Purchases on a When-Issued Basis. Each portfolio may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates. Each portfolio will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will maintain a separate account consisting of liquid assets in an amount at least equal to the purchase price.

Investment in Restricted Securities. Each Portfolio may invest in "restricted securities" subject to the 15% of net assets limitation regarding illiquid securities. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The Securities and Exchange Commission ("SEC") adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers". The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Board of Directors.

The expenses of registration of restricted securities will be negotiated at the time the securities are purchased by a Portfolio. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Portfolio may also acquire through private placements securities having contractual resale restrictions, which might prevent the sale of such securities at a time when such a sale otherwise would be desirable.

INVESTMENT  RESTRICTIONS

The following investment restrictions are fundamental and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio. Under the Investment Company Act of 1940 and the rules thereunder, "majority of the outstanding voting securities" of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, and (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, as the case may be.

The  Fund  may  not,  on  behalf  of  a  Portfolio:

1. Borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the portfolio's total assets. A borrowing portfolio will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the portfolios may purchase more than 10% of the outstanding voting securities of any one issuer;

3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government securities);

4. Invest more than 15% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days;

5. Invest assets in securities of any other investment company (closed-end or open-end), except (1) by purchase in the open market involving only customary brokers' commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act. Each of the portfolios may purchase shares of closed-end investment companies that are traded on national exchanges to the extent permitted by applicable law.

6. Make loans, except that each portfolio may invest in debt securities and repurchase agreements and may engage in securities lending;

7. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions);

8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale "against-the-box"), and unless not more than 25% of a Portfolio's net assets (taken at a current value) are held as collateral for such sales at any one time;

9. Issue senior securities or pledge its assets, except that each Portfolio may invest in futures contracts and related options;

10. Buy or sell commodities or commodity contracts, provided that each Portfolio may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts, or buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

12.     Make  investments  for  the purpose of exercising control or management;

13. Participate on a joint or joint and several basis in any trading account in securities;

14. Under the Investment Company Act of 1940 and the rules and regulations thereunder, each Portfolio is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Portfolio will own more than 3% of the total voting stock of the company; securities issued by any one investment company will represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies will represent more than 10% of the total assets of a Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. The Portfolios will not purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

15. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

16. Purchase foreign securities if as a result of the purchase of such securities more than 25% of a Portfolio's assets would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

17. The Portfolio's investment policies with respect to options and with respect to stock and currency futures and options on either are subject to the following fundamental limitations: (1) with respect to any Portfolio, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Portfolio; (2) a Portfolio will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Portfolio; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Portfolio will not exceed 5% of the total assets of the Portfolio; (4) the security underlying the put or call is within the investment policies of each Portfolio and the option is issued by the Options Clearing Corporation; and (5) the Portfolio may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

PORTFOLIO  TURNOVER

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain debt securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. The Fund expects that its turnover rate generally will be less than 100%. However, turnover will in fact be determined by market conditions and opportunities, and therefore it is impossible to estimate the turnover rate with confidence.

THE  FUND

The  Fund  is  an  open-end management investment company incorporated under the
laws  of the State of Maryland on    November 1, 1995.  Prior to March 1, 2000,
the Fund  was  named  Manning  & Napier Insurance Fund, Inc.      The Board of
Directors may, at its own discretion, create additional portfolios of shares, each of which would have separate assets and liabilities.

Each share of a portfolio represents an identical interest in the investment portfolio of that portfolio and has the same rights.

The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Fund's shareholders will vote in the aggregate and not by portfolio except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a portfolio.

Income, direct liabilities and direct operating expenses of a portfolio will be allocated directly to the portfolio, and general liabilities and expenses of the Fund will be allocated among the portfolios in proportion to the total net assets of the portfolio by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

Additional Portfolios may be created from time to time with different investment objectives or for use as funding vehicles for different variable life insurance policies or variable annuity contracts. Any additional Portfolios may be managed by investment advisers other than the current Advisor. In addition, the Directors have the right, subject to any necessary regulatory approvals, to create more than one class of shares in a Portfolio, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe and to terminate any Portfolio of the Fund.

MANAGEMENT

The Directors and officers of the Fund are:

                                    Position                   Principal occupations
Name, address and age               with Fund                  During past five years
B. Reuben Auspitz*
1100 Chase Square                   Vice
Rochester, NY 14604                 President &              Executive Vice President, Manning
DOB: 3/18/47                        Director                 & Napier Advisors, Inc. since 1983;
                                                             Vice-President and Director, Exeter
                                                             Fund, Inc. since 1985; President and
                                                             Director, Manning & Napier Investor
                                                             Services, Inc. since 1990; Director,
                                                             Chairman, President or Treasurer,
                                                             Manning & Napier Advisory Advantage
                                                             Corporation since 1990; Director Manning
                                                             & Napier Leveraged Investing Co., Inc.
                                                             since 1994; Director  and Chairman,
                                                             Exeter Trust Co. since 1994; Member,
                                                             Qualified Plan Services, L.L.C. (formerly
                                                             known as Fiduciary Services L.L.C.)
                                                             since 1995; Member, Manning & Napier
                                                             Associates, L.L.C. since 1995; Member
                                                             Manning & Napier Capital Co., L.L.C.
                                                             Since 1995; Managing Director, Exeter
                                                             Insurance Agency, Inc from  1983 -1992;
                                                             President and Director, Exeter Insurance
                                                             Agency, Inc. since January 2000; Director/
                                                             Chairman, Exeter Advisors, Inc. since
                                                             January 2000

Martin Birmingham
21 Brookwood Road                    Director                Trustee, The Freedom Forum, 1980 - 1997;
Pittsford, NY 14604                                          Director, Exeter Fund, Inc. since 1994;
DOB: 10/30/21                                                Advisory Trustee, The Freedom Forum, 1997
                                                             to present; Director Emeritus, AAC Corporation
                                                             1994- to 1997.

Harris H. Rusitzky
One Grove Street                    Director                 President, Blimpie of Central New York and
Pittsford, NY 14534                                          the Greening Group since 1994; Director Exeter
DOB: 1/9/35                                                  Fund, Inc. since 1985

Peter L. Faber
1211 Avenue of the Americas         Director                 Former Partner, Kaye, Scholer, Fierman
New York, New York 10020-1605                                Hays & Handler from 1984- 1995; Partner
DOB: 4/29/38                                                 McDermott, Will & Emery since 1995;
                                                             Director, Exeter Fund, Inc. since 1987

Stephen B. Ashley
600 Powers Building                  Director                Chairman and Chief Executive Officer, The Ashley
16 West Main Street                                          Group, since 1975; Director, Genesee Corp. since
Rochester, NY 14604                                          1987;  Director, Hahn Automotive since 1994;
DOB: 03/22/40                                                Director, Fannie Mae since 1995; Director, Exeter
                                                             Fund, Inc. since 1996

Beth Hendershot Galusha
1100 Chase Square                   Chief Financial          Chief Financial Office, Manning & Napier Advisors,
Rochester, NY   14604               & Accounting Officer,    Inc. since 1987;  Treasurer, Manning & Napier
DOB: 6/23/61                        Treasurer                Investor Services, Inc. since 1990;  Director,
                                                             Manning & Napier  Advisory Advantage Corporation
                                                             Since 1993;  Treasurer, Member, Manning & Napier
                                                             Capital Co, L.L.C. since 1995;  Exeter Trust
                                                             Company since 1997;  Chief Financial & Accounting
                                                             Officer, Treasurer, Exeter fund, Inc. since 1997;
                                                             Director, Manning & Napier Asia Holdings, Inc.
                                                             since 1999;  Director, Manning & Napier Thailand,
                                                             Ltd. Since 1999; Director, Exeter Advisors, Inc.,
                                                             since January 2000;  Exeter Insurance Agency, Inc.
                                                             since February 2000.

Jodi Hedberg
1100 Chase Square                   Corporate                Senior Compliance Administrator, Manning
Rochester, New York 14604           Secretary                & Napier Advisors, Inc. from 1994-1995;
DOB: 11/26/67                                                Compliance Manager, Manning & Napier Advisors,
                                                             Inc. since 1995; Corporate Secretary, Exeter
                                                             Fund, Inc. since 1997.


* Interested Director of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act").

The only Committee of the Corporation is an Audit Committee whose members are B. Reuben Auspitz, Harris H. Rusitzky and Stephen B. Ashley.

Directors affiliated with the Advisor do not receive fees from the Fund. Each Director who is not affiliated with the Advisor shall receive an annual fee of $2,500. Annual fees will be calculated monthly and prorated. Each Director who is not affiliated with the Advisor shall receive $375 per Board Meeting attended for each active Portfolio of the Fund, plus $500 for any Committee Meeting held on a day on which a Board Meeting is not held.

Compensation  Table  for  Fiscal  Year  Ended  December  31,  1999


<BTB>
                                                                      Estimated Annual             Total
                      Position             Aggregate                   Benefits upon           Compensation
Name               With Registrant  Compensation from Fund   Pension     Retirement     from Fund and Fund Complex

B. Reuben
Auspitz*. . . . .  Director         $ -0-                     N/A      N/A              $ -0-

Martin
Birmingham. . . .  Director         $11,500                   N/A      N/A              $37,750

Harris H.
Rusitzky. . . . .  Director         $12,000                   N/A      N/A              $38,750

Peter L.
Faber . . . . . .  Director         $11,500                   N/A      N/A              $37,750

Stephen B. Ashley  Director         $12,000                   N/A      N/A              $38,750


*Interested Director, within the meaning of the Investment Company Act of 1940 (the "1940 Act").


CODE  OF  ETHICS

The Board of Directors of the Fund, the Advisor, and the Fund's principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. This Code of Ethics applies to the personal investing activities of directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of the Code of Ethics is on file with the Securities and Exchange Commission, and is available to the public.


THE  ADVISOR

Exeter Asset Management, a division of Manning & Napier Advisors, Inc. ("MNA"), acts as the Fund's investment advisor. For the services performed, each Portfolio pays the Advisor a fee as set forth in the Prospectus.

The Investment Advisory Agreement (the "Agreement") between the Fund and the Advisor states that the Advisor shall give the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. The Agreement also states that nothing contained therein shall, however, be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Agreement provides that it is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein; the Fund agrees to indemnify the Advisor to the full extent permitted by the Fund's Articles of Incorporation. The Advisor is the Fund's Transfer Agent.

Pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to waive fees and reimburse expenses so that the total operating expenses do not exceed 1.20% of the daily net assets of the Moderate Growth, Growth, Maximum Horizon, Small Cap, and Equity Portfolios and 0.85% of the daily net assets of the Bond Portfolio. This agreement will remain in effect until at least April 30, 2001 and may be extended.

For the period ended December 31, 1999 (unless otherwise indicated), the aggregate total of fees paid by the Portfolios to the Advisor were as follows:

<BTB>
Portfolio                         1997                      1998                     1999

                           Fees Paid  Fees Waived   Fees Paid  Fees Waived   Fees Paid  Fees Waived
Moderate Growth Portfolio  N/A        $1,358        N/A        $1,478        N/A        $1,783
Growth Portfolio. . . . .  N/A        $1,789        N/A        $5,862        N/A        $5,125
Maximum Horizon Portfolio  N/A        $1,519        N/A        $1,658        N/A        $1,974
Small Cap Portfolio . . .  N/A        $1,548        N/A        $1,533        N/A        $1,410
Equity Portfolio. . . . .  N/A        $1,561        N/A        $1,652        N/A        $2,070
Bond Portfolio. . . . . .  N/A        $  649        N/A        $  724        N/A        $ 741


Manning & Napier Investor Services, Inc., acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. There will be no additional costs for this service.


On April 14, 2000 the Advisor became the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219 under which BISYS will serve as sub-accounting services agent.



PRINCIPAL  SHAREHOLDERS

As of April 12, 2000, the outstanding shares were allocated as follows: the Advisor owns all of the outstanding shares of the Maximum Horizon Portfolio, 60.9% of the Moderate Growth Portfolio, and 28.9% of the Growth Portfolio. Variable Account A, a segregated asset account of Keyport Life Insurance Company, 125 High Street, Boston, MA 02110 owns 42.3% of the Growth Portfolio. Variable Account J, a segregated asset account of Liberty Life Assurance Company, 125 High Street, Boston, MA 02110 owns: 39.1% of the Moderate Growth Portfolio and 28.8% of the Growth Portfolio. There were no outstanding shares of the Small Cap Portfolio, Equity Portfolio, or Bond Portfolio.


CUSTODIAN  AND  INDEPENDENT  ACCOUNTANT

The custodian is Boston Safe Deposit and Trust Company, 135 Santilli Highway, Everett, MA 02149. Boston Safe Deposit and Trust Company may, at its own expense, employ a sub-custodian on behalf of the foreign securities held by the Fund, provided that Boston Safe Deposit and Trust Company shall remain liable for all its duties as custodian. The Fund's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110.

PORTFOLIO  TRANSACTIONS  AND  BROKERAGE

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the Portfolios of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in the Advisor's judgment, implement the policy of the Fund to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. The Advisor is also authorized to consider whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Fund understands that a substantial amount of its portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the Fund at prices which include underwriting fees. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid is reasonable in relation to the value of brokerage and research services provided. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Fund may be useful to the Advisor in managing the accounts of the Advisor's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

For the fiscal year ended December 31, 1999, the Series paid brokerage commissions to brokers because of research services provided as follows:




                                                     Aggregate Dollar
                           Brokerage Commission   Amount of Transaction
                            In Connection with        For which Such
                             Research Services         Commissions
Portfolio                        Provided               Were Paid
Equity Portfolio                    $668                 $293,512
Growth Portfolio                    $862                 $492,531
Maximum Horizon Portfolio           $451                 $255,003
Moderate Growth Portfolio           $248                 $113,830
Small Cap Portfolio                 $211                 $62,023


There were no brokerage commissions paid to affiliates during the last three fiscal years.

NET  ASSET  VALUE

The net asset value is determined on each day that the New York Stock Exchange is open for trading. In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges or on such System. Short-term investments that mature in less than 60 days are normally valued at amortized cost. Unlisted securities that are not included in such NASDAQ are valued at the quoted bid prices in the over-the-counter market. All securities initially expressed in foreign currencies will be converted to U.S. dollars at the exchange rates quoted at the close of the New York markets. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. The Advisor may use a pricing service to obtain the value of the Fund's portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund's Board of Directors. Several pricing services are available, one or more of which may be used as approved by the Fund's Board of Directors.

The foreign securities held by the Series may be listed on foreign exchanges that trade on days when the NYSE is not open and the Series do not price their shares. As a result, the net asset value of a portfolio may change at a time when shareholders are not able to purchase or redeem shares.

REDEMPTION  OF  SHARES
PAYMENT  FOR  SHARES  REDEEMED
Payment for shares presented for redemption may be delayed more than three days only for (1) any period (A) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (B) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit.

REDEMPTION  IN  KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or one per cent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

TAXES

Each Portfolio of the Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to the separate accounts of the Life Companies. In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of its interest, dividends, net short-term capital gains, and certain other income each year.

With respect to investment income and gains received by a Portfolio from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.
A Portfolio's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations. A Portfolio's transactions in foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio's distributions of book income to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income in order to permit the Portfolio to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.

This discussion of the federal income tax treatment of the Fund and its shareholders is based on the law as of the date of this Statement of Additional Information. It does not describe in any respect the tax treatment of any insurance or other product pursuant to which investments in the Fund may be made.

SPECIAL  CONSIDERATIONS

The Portfolios serve as the underlying investments for Variable Contracts issued through separate accounts of the Life Companies which may or may not be affiliated.

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the Variable Contracts, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of federal income tax on a Variable Contract owner with respect to earnings allocable to the Variable Contract prior to the receipt of payments thereunder. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the Variable Contracts is treated as meeting the diversification standards if, as of the close of each quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the Treasury Department in connection with variable life insurance policies.

The  Treasury  Regulations  amplify  the  diversification standards set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, and each United States government agency or instrumentality shall be treated as a separate issuer.

Each Portfolio will be managed in such a manner as to comply with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.

DIVIDENDS  AND  DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually. Both dividends and capital gain distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

PERFORMANCE  INFORMATION


The Fund may from time to time quote various performance figures to illustrate the Portfolios' past performance.

Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

Total  Return

From time to time each Portfolio may advertise total return for each class of shares of the Portfolio. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Series) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis.

The average annual compounded rates of return (unless otherwise noted) for the Fund's Series for the periods ended December 31, 1999 are as follows:


                                                                           Average
                                                                           Annual
                                                    One                    Since
Name of Portfolio              Inception Date       Year                   Inception
Moderate Growth Portfolio         11/1/96          4.06%                    7.57%
Growth Portfolio. . . . .         11/1/96         12.74%                   11.36%
Maximum Horizon Portfolio         11/1/96         34.28%                   20.43%
Equity Portfolio. . . . .         11/1/96         43.26%                   22.57%
Small Cap Portfolio . . .         11/1/96          8.60%                    5.11%
Bond Portfolio. . . . . .         11/1/96         -3.34%                    4.71%

The  above  figures  were  calculated  according  to  the  following  formula:
               P(1  +T)n     =     ERV

     where:
             P     =     a  hypothetical  initial  payment of $1,000
             T     =     average  annual  total  return
             n     =     number  of  years
           ERV     =     ending  redeemable value of hypothetical $1,000
                         payment made at the beginning of the l-, 5-, or 10-year periods at the end of the l-, 5-, or 10-year periods (or fractional portion thereof).

A Portfolio's yield is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the Portfolio on the last day of the base period. The result is annualized on a compounding basis to determine the Portfolio's yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMAs, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

From time to time, the Advisor may reduce its compensation or assume expenses in respect of the operations of a Portfolio in order to reduce the Portfolio's expenses. Any such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.


SHAREHOLDER  COMMUNICATIONS

Owners of Variable Contracts issued by the Life Companies for which shares of one or more Portfolios are the investment vehicle are entitled to receive from the Life Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent public accountants. Each report will show the investments owned by the Portfolios and the market value thereof and will provide other information about the Fund and its operations.

FINANCIAL  STATEMENTS

The financial statements of the Fund are incorporated by reference into this Statement of Additional Information. The financial statements with respect to the Portfolios have been audited by PricewaterhouseCoopers, LLP independent public accountants to such Portfolios. The Fund's annual report(s) are incorporated herein by reference in reliance upon their authority as experts in
accounting  and  auditing.  A  copy of the    December 31, 1999     Annual
Report(s) to Shareholders must accompany the delivery of this Statement of Additional Information.

APPENDIX  - DESCRIPTION OF BOND RATINGS1

MOODY'S  INVESTORS  SERVICE,  INC.  ("MOODY'S") SHORT-TERM PRIME RATING SYSTEM -
TAXABLE  DEBT  AND  DEPOSITS  GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     Leading  market  positions  in  well-established  industries.
     High  rates  of  return  on  funds  employed.
     Conservative capitalization structure with moderate reliance on debt and Ample asset protection.
     Broad margins in earnings coverage of fixed financial charges and high Internal cash generation.
     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign
Rating  for  Bank  Deposits  for  the  country  in  which the branch is located.

1   THE RATINGS  INDICATED HEREIN ARE BELIEVED
TO BE THE MOST RECENT RATINGS AVAILABLE AT THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION FOR THE SECURITIES LISTED. RATINGS ARE GENERALLY GIVEN TO SECURITIES AT THE TIME OF ISSUANCE. WHILE THE RATING AGENCIES MAY FROM TIME TO TIME REVISE SUCH RATINGS, THEY UNDERTAKE NO OBLIGATION TO DO SO, AND THE RATINGS INDICATED DO NOT NECESSARILY REPRESENT RATINGS WHICH WILL BE GIVEN TO THESE SECURITIES ON THE DATE OF THE FUND'S FISCAL YEAR-END.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

Moody's  Corporate  Bond  Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD  &  POOR'S  SHORT-TERM  ISSUE  CREDIT  RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD  &  POOR'S  CORPORATE  BOND  RATINGS

Aaa: An obligation rated Aaa has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An  obligation  rated  CC  is  currently  highly  vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments are jeopardized.

Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                     PART C

                               OTHER INFORMATION


ITEM  23.  EXHIBITS

(a)  (1) Articles  of  Incorporation.  (Incorporated by reference to
Registrant s Registration Statement on Form N-1A Filed on December 1, 1995 with Accession Number 0001003369-95-000004.)

     (2) Articles Supplementary. (Incorporated by reference to Registrant s Registration Statement on Form N-1A Filed on June 27, 1996 with Accession Number 0001003369-96-000005 .)

(b)      By-Laws.  (Incorporated  by  reference  to  Registrant  s  Registration
Statement on Form N-1A Filed on December 1, 1995 with Accession Number 0001003369-95-000004 .)

(c)      Not  Applicable.

(d) Form of Investment Advisory Agreement.(Incorporated by reference to Registrant s Registration Statement on Form N-1A Filed on June 27, 1996 with Accession Number 0001003369-96-000005 .)

(e) Form of Distribution Agreement. (Incorporated by reference to Registrant s Registration Statement on Form N-1A Filed on June 27, 1996 with Accession Number 0001003369-96-000005 .)

(f)      Not  Applicable.

(g) Form of Custodian Agreement. (Incorporated by reference to Registrant s Registration Statement on Form N-1A filed on June 27, 1996 with Accession Number 0001003369-96-000005 .)

(h) (1) Form of Transfer Agent Agreement between the Registrant and Manning & Napier Advisors, Inc.(Incorporated by reference to Registrant s Registration Statement on Form N-1A filed on June 27, 1996 with Accession Number 0001003369-96-000005 .)

     (2) Fund Participation Agreement between Manning & Napier Insurance Fund, Inc., Manning & Napier Investor Services, Inc., Manning & Napier Advisors, Inc. and Keyport Life Insurance Company. (Incorporated by reference to Registrant s Registration Statement on Form N-1A filed on April 30, 1997 with Accession Number 0001003369-97-0000015 .)

     (3) Master Services Agreement between Manning & Napier Advisors, Inc. and Exeter Insurance Fund, Inc is filed herewith.

(i)      Opinion  and Consent of Blazzard, Grodd & Hasenauer, P.C.     is filed
herewith

(j)      Opinion  and  Consent  of  Independent  Accountants,
PricewaterhouseCoopers  is  filed  herewith.

(k)      Not  Applicable.

(l) Purchase Agreement. (Incorporated by reference to Registrant s Registration Statement on Form N-1A Filed on June 27, 1996 with Accession Number 0001003369-96-000005 .)

(m)      Not  Applicable.

(n)      Not  Applicable.

(o)      Not  Applicable

(p) Code of Ethics adopted by Exeter Insurance Fund, Inc., Manning & Napier Advisors, Inc., and Manning & Napier Investor Services, Inc. is filed herewith.

ITEM  24.   PERSONS  CONTROLLED  BY  OR  UNDER  COMMON  CONTROL  WITH REGISTRANT

None


ITEM  25.   INDEMNIFICATION

Reference is made to subparagraph (b) of paragraph (7) of Article SEVENTH of Registrant's Articles of Incorporation, which reflects the positions taken in Investment Company Act Release No. 11330. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM  26.   BUSINESS  AND  OTHER  CONNECTIONS  OF  INVESTMENT  ADVISER  AND
            SUB-ADVISERS

Manning & Napier Advisors, Inc. is the investment advisor of the Registrant. For information as to the business, profession, vocation or employment of a substantial nature of Manning & Napier Advisors, Inc., its directors and officers, reference is made to Part B of this Registration Statement and to Form ADV (File No. 801-10733) as filed under the Investment Advisers Act of 1940 by Manning & Napier Advisors, Inc.


ITEM  27.   PRINCIPAL  UNDERWRITER

(a)     Not  Applicable
(b) Manning & Napier Investor Services, Inc. is the Distributor of the Registrant's shares.

Name & Principal         Positions & Offices   Positions & Offices
Business Address           with Distributor      with Registrant
B. Reuben Auspitz . . .  President & Director  President &
1100 Chase Square                              Director
Rochester, NY 14604

Julie Raschella . . . .  Director              N/A
1100 Chase Square
Rochester, NY 14604

Beth Hendershot Galusha
1100 Chase Square                              Chief Financial
Rochester, NY 14604 . .  Treasurer             Officer, Treasurer

Amy Williams. . . . . .  Corporate Secretary   N/A
1100 Chase Square
Rochester, NY 14604

George Nobilski. . . .  Director              N/A
1100 Chase Square
Rochester, NY 14604


ITEM  28.   LOCATION  OF  ACCOUNTS  AND  RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant except for the records required by Rule 31a-1(b)(2)(a) and (b), which are in the possession of the Custodian.

ITEM  29.   MANAGEMENT  SERVICES

Other than as set forth in Parts A and B of this Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM  30.   UNDERTAKINGS

None

     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rochester and State of New York on the 28th day of April , 2000 .


          Manning  &  Napier  Insurance  Fund,  Inc
         (Registrant)



                                                   By  /s/  B.  Reuben  Auspitz
                                                            B.  Reuben  Auspitz
                                                            President

     Pursuant  to  the  requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment No.   5   to the Registration Statement has been signed
below  by  the  following  persons  in the capacities and on the date indicated.


 /s/  B.  Reuben  Auspitz     Principal  Executive  Officer
      B.  Reuben  Auspitz     and  Director
           May  1,  2000

 /s/  Martin  F.  Birmingham
      Martin  F.  Birmingham     Director
           May  1,  2000

/s/Harris  H.  Rusitzky
   Harris  H.  Rusitzky     Director
           May  1,  2000

 /s/  Peter  L.  Faber
      Peter  L.  Faber     Director      May  1,  2000


/s/  Stephen  B.  Ashley
     Stephen  B.  Ashley     Director
           May  1,  2000

/s/  Beth  H.  Galusha
     Beth  H.  Galusha
     Chief  Financial  &  Accounting  Officer,  Treasurer
           May  1,  2000

                                INDEX TO EXHIBITS

EX-99.H(3)     Master  Services  Agreement

EX-99.I        Opinion  and  Consent  of  Blazzard,  Grodd  &  Hasenauer,  P.C.

EX-99.J        Opinion  and  Consent  of  Independent  Accountants
               PricewaterhouseCoopers,  LLC

EX-99.P        Code  of  Ethics